EXHIBIT 99.1

Golden Matrix Signs Agreement to Acquire MeridianBet Group

Las Vegas, NV, Jan. 12, 2023 -- Golden Matrix Group, Inc. (NASDAQ: GMGI)(“GMGI” or “Golden Matrix”), developer, licensor and global operator of online gaming and eCommerce platforms, systems, and gaming content, and MeridianBet Group, Southeast Europe’s leading business-to-consumer (B2C) sports betting and gaming group with headquarters in Malta, operating in multiple markets across Europe, Africa, and Latin America, today announced that GMGI has entered into a definitive acquisition agreement pursuant to which it has agreed to acquire MeridianBet Group and its related companies in a cash and stock transaction valued at approximately $300 million (the “Acquisition”).

The acquisition, when completed, will provide GMGI access to new and fast growing regulated B2C markets that have expierenced double digit compound annual growth rates (CAGRs) since 2020i, supported by a network of over 1,100 highly skilled MerdianBet professionals. The acquisition is expected to close in the first half of 2023, subject to customary conditions to closing, including GMGI raising required funding, completion of due diligence, GMGI shareholder approval, and regulatory approvals. The combined pro forma revenues of both companies are expected to be greater than $100 million in FY2022, with an EBITDA estimated to be greater than $22 million for the pro forma year ended 31 October, 2022, making the combination financially appealing and earnings-accretive.

Both companies plan to continue operating under their respective brands.

Transaction Highlights

•	Creation of a combined group of profitable and cash positive companies, with enhanced buying power.
•	Access to new markets globally.
•	Increased competitive edge supporting over 600 third party casino brands on combined proprietary platforms and over 3.5 million registered retail customers in the B2C facing businesses.
•	Following the acquisition, GMGI expects to be positioned for growth, both organically and through further acquisitions, and through supported proprietary technology solutions across retail and online.
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Following the acquisition, GMGI expects that synergetic growth opportunities will exist in core markets through the strong MeridianBet brand and growth prospects of other GMGI B2C brands and market entries.

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Rationale for the Planned Acquisition

MeridianBet Group with a strong B2C presence in European, Latin America (LATAM), and African sports betting markets - and over 38% year-on-year revenue growth, Fiscal Year 2022 over 2021 - combined with Golden Matrix’s B2B gaming platforms supporting over 6.8 million registered users is expected to result in complementary aspects of the business and a significant increase in market share for both companies.

As a Nasdaq company, Golden Matrix has been seeking opportunities to grow and expand in a strategic and sustainable way. The acquisition of MeridianBet presents a unique opportunity for GMGI to achieve this growth while also gaining access to new markets and resources. Additionally, MeridianBet is a profitable and unique company, which is expected to bring valuable expertise and assets to the combined entity. Overall, the acquisition of MeridianBet is anticipated to bring significant benefits to GMGI from both a financial and operational standpoint, and GMGI’s management team is confident it will drive long-term value for shareholders.

Brian Goodman, CEO of Golden Matrix:

"We are thrilled to announce our entry into a purchase agreement with the shareholders of MeridianBet Group. We believe that this acquisition will provide us entry into a well-established and highly scalable B2C vertical in new markets outside of our core markets. MeridianBet Group appealed to us with its proven business model that emphasizes organic growth, resilience to external economic factors, and exceptional products and technology. We are pleased to be on the path to completing this acquisition and look forward to strengthening and growing our position in the global online betting and gaming industry, expanding into new regulated markets, and maintaining our ongoing drive to scale the business as a whole at a rapid growth rate. MeridianBet Group’s regional market strength, brand awareness and proprietary technology solutions across the enlarged group are also expected to further accelerate our growth and expansion into new territories.”

Commenting on the Acquisition, Zoran Milosevic, Chief Executive Officer of MeridianBet Group said:

“Today marks a major milestone for MeridianBet Group and its employees. As a public company traded on Nasdaq, in synergy with Golden Matrix, we expect to set an industry standard when it comes to worldwide gaming platforms and to be in an even stronger position to deliver on our aggressive growth strategy and expand into new markets, including  Brazil and the US. Our brands, which are well known among worldwide online betting and gaming communities, are stronger together; and I am looking forward to working closely with Brian Goodman as we conclude the acquisition. I would like to take this opportunity to express my gratitude to Brian for his hard work and determination, in what has been a testing global macro economic environment for all. I thank the entire GMGI and MeridianBet team for their dedication and commitment to finalize this agreement. We are excited about the many opportunities we can pursue together in the years ahead, and we look forward to updating shareholders and employees on our progress and working towards closing the acquisition and continuing as a combined group.”

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Terms of the Acquisition

The purchase price payable to MeridianBet Group shareholders will be satisfied by the issuance to MeridianBet stockholders of approximately 65.3 million common shares of GMGI, based on an agreed price of $3.50 per share, and $70 million in cash. Upon closing of the acquisition, the MeridianBet Group of companies will become wholly-owned subsidiaries of GMGI. The acquisition agreement has been approved by the Board of Directors of each company.

“From the perspective of MeridianBet Group,” added Mr. Milosevic, “the strategic rationale behind the deal and becoming part of a Nasdaq-listed company is to be more competitive and successful in Brazil, the United States and other large markets – where market entry for private companies is more challenging. We are confident the best days of sports betting and online casinos are yet to come, with gaming regulation rolling out globally, creating opportunities for us to expand into these emerging markets.”

No change in the Company’s name is planned in connection with the acquisition, and the Board structure is expected to remain the same, with the sole exception being Mr. William Scott joining as Chairman of the Board. Mr Scott is a seasoned veteran in the regulated gaming industry and is currently an advisor to MeridianBet Group.

For additional information on the sale and purchase agreement, please refer to Golden Matrix’s Current Report on Form 8-K, which has been filed today with the Securities and Exchange Commission and is available at www.sec.gov

Further information about MeridianBet Group can be found at: https://ir.meridianbet.com.

“The Loev Law Firm and Howard & Howard represented GMGI and the MeridianBet Group shareholders, respectively, in this Acquisition.”

About MeridianBet Group

Founded in 2001, the MeridianBet Group is a well-established online sports betting and gaming group, licensed and currently operating in more than 15 jurisdictions across Europe, Africa and South America. The MeridianBet Group’s successful business model utilizes proprietary technology and scalable systems, thus allowing it to operate in multiple countries and currencies and with an omni-channel approach to markets, including retail, desktop online and mobile. For more information, visit https://ir.meridianbet.com.

About Golden Matrix

Golden Matrix, based in Las Vegas NV, is an established B2B and B2C company across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms for its extensive list of clients and its B2C division operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets.

Further information on Golden Matrix can be found at www.goldenmatrix.com.

Twitter - https://twitter.com/GMGI_Official

Instagram - https://www.instagram.com/goldenmatrixgroup/

Contact: ir@goldenmatrix.com

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FORWARD-LOOKING STATEMENTS

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the Purchase Agreement on the terms set forth in, and pursuant to the required timing set forth in, the Purchase Agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the shareholders of MeridianBet Group or GMGI (collectively, the “Purchase Agreement Parties”) to terminate the Purchase Agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Purchase Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the Purchase Agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the Purchase Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability of GMGI to obtain the funding required to complete such acquisition, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; the ability to obtain approval by GMGI’s shareholders on the expected schedule of the transactions contemplated by the Purchase Agreement; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Purchase Agreement; the ability of GMGI to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the expected synergistic relationships and cost savings from the transactions contemplated by the Purchase Agreement; uncertainty as to the long-term value of the common stock of GMGI following the closing of the Purchase Agreement; the business, economic and political conditions in the markets in which Purchase Agreement Parties operate; the impact of the COVID-19 pandemic on GMGI; the effect on GMGI and its operations of the ongoing Ukraine/Russia conflict, increased interest rates, recessions and increased inflation; the need for additional financing, the terms of such financing and the availability of such financing; the ability of GMGI and/or its subsidiaries to obtain additional gaming licenses; the ability of GMGI to manage growth; GMGI’s ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and/or acquisitions; GMGI’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; GMGI’s expectations for future growth, revenues, and profitability; GMGI’s expectations regarding future plans and timing thereof; GMGI’s reliance on its management; the fact that GMGI’s chief executive officer has voting control over GMGI; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products, and increases in the cost of capital, related thereto, among other affects thereof, on GMGI’s operations and prospects; GMGI's ability to protect proprietary information; the ability of GMGI to compete in its market; GMGI’s lack of effective internal controls; dilution caused by efforts to obtain additional financing; the effect of current and future regulation, GMGI’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which GMGI's programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of GMGI's products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in GMGI’s publicly filed reports, including, but not limited to, under the "Special Note Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of GMGI’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, GMGI’s Transition Report on Form 10-K for the nine month transition period ended October 31, 2021 and GMGI’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2022. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to GMGI or any person acting on behalf of any Purchase Agreement Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GMGI’s future results. The forward-looking statements included in this press release are made only as of the date hereof. GMGI cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GMGI undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by GMGI. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote, proxy or approval in connection with the Purchase Agreement or related transactions. In connection with the transactions contemplated by the Purchase Agreement, GMGI plans to file with the Securities and Exchange Commission (SEC) a proxy statement to seek shareholder approval for the Purchase Agreement and the issuance of shares of common stock in connection therewith, which, when finalized, will be sent to the shareholders of GMGI seeking their approval of the respective transaction-related proposals, as well as other documents regarding the proposed transactions. This communication is not a substitute for any proxy statement or other document GMGI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GMGI AND THE PURCHASE AGREEMENT AND THE PROPOSED PURCHASE TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from GMGI at its website, https://goldenmatrix.com/investors-overview/. Documents filed with the SEC by GMGI will be available free of charge on the “Investors,” “SEC Filings” page of our website at https://goldenmatrix.com/investors-overview/sec-filings/ or, alternatively, by directing a request by mail, email or telephone to GMGI at 3651 Lindell Road, Suite D131, Las Vegas, NV 89103;  ir@goldenmatrix.com, or (702) 318-7548, respectively.

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Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of GMGI in respect of the transactions contemplated by the Purchase Agreement under the rules of the SEC. Information about GMGI’s directors and executive officers and their ownership of GMGI is available in GMGI’s Definitive Information Statement on Schedule 14C, as filed with the Securities and Exchange Commission on May 18, 2022 and the Current Report on Form 8-K filed with the SEC on December 7, 2022.

The sellers, MeridianBet Group, and their respective directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from GMGI’s shareholders in connection with the Purchase Agreement. A list of the names of such parties and information regarding their interests in the Purchase Agreement will be included in the proxy statement for the Purchase Agreement when available.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the Purchase Agreement when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from GMGI using the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Purchase Agreement and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Projections

The financial projections (the “Projections”) included herein were prepared by GMGI in good faith using assumptions believed to be reasonable. A significant number of assumptions about the operations of the business of GMGI were based, in part, on economic, competitive, and general business conditions prevailing at the time the Projections were developed. Any future changes in these conditions, may materially impact the ability of GMGI to achieve the financial results set forth in the Projections. The Projections are based on numerous assumptions, including realization of the operating strategy of GMGI; industry performance; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles; general business and economic conditions; competition; retention of key management and other key employees; absence of material contingent or unliquidated litigation, indemnity, or other claims; and other matters, many of which will be beyond the control of GMGI, and some or all of which may not materialize. Additionally, to the extent that the assumptions inherent in the Projections are based upon future business decisions and objectives, they are subject to change. Although the Projections are presented with numerical specificity and are based on reasonable expectations developed by GMGI’s management, the assumptions and estimates underlying the Projections are subject to significant business, economic, and competitive uncertainties and contingencies, many of which will be beyond the control of GMGI. Accordingly, the Projections are only estimates and are necessarily speculative in nature. It is expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections. Such variations may be material and may increase over time. In light of the foregoing, readers are cautioned not to place undue reliance on the Projections. The projected financial information contained herein should not be regarded as a representation or warranty by GMGI, its management, advisors, or any other person that the Projections can or will be achieved. GMGI cautions that the Projections are speculative in nature and based upon subjective decisions and assumptions. As a result, the Projections should not be relied on as necessarily predictive of actual future events.

The Projections include certain measures not prepared in accordance with generally accepted accounting principles in the United States (GAAP). Specifically, the Projections include an estimate of combined company EBITDA, which is defined as net income before interest, taxes, depreciation and amortization. Such Non-GAAP financial measure has not been reconciled to the comparable GAAP financial measure because the reconciliation could not be performed without unreasonable efforts. Specifically, the GAAP measures are not accessible on a forward-looking basis because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact the GAAP measures for the combined company. The unavailable information could have a significant impact on our GAAP financial results.

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ihttps://www.grandviewresearch.com/industry-analysis/online-gambling-market

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